VALIDUS ANNOUNCES 2015 FULL YEAR NET INCOME OF $374.9 MILLION
2015 NET OPERATING RETURN ON AVERAGE EQUITY OF 11.3%
BOOK VALUE PER DILUTED COMMON SHARE OF $42.33 AT DECEMBER 31, 2015

Pembroke, Bermuda, January 28, 2016 - Validus Holdings, Ltd. (“Validus” or the “Company”) (NYSE: VR) today reported net income available to Validus of $69.0 million, or $0.81 per diluted common share, for the three months ended December 31, 2015, compared to $125.9 million, or $1.38 per diluted common share, for the three months ended December 31, 2014. Net income available to Validus was $374.9 million, or $4.34 per diluted common share, for the year ended December 31, 2015, compared to $480.0 million, or $5.07 per diluted common share, for the year ended December 31, 2014.
Net operating income available to Validus was $105.4 million, or $1.24 per diluted common share, for the three months ended December 31, 2015, compared to $121.9 million, or $1.34 per diluted common share, for the three months ended December 31, 2014. Net operating income available to Validus was $409.7 million, or $4.74 per diluted common share, for the year ended December 31, 2015, compared to $480.8 million, or $5.08 per diluted common share, for the year ended December 31, 2014.
Book value per diluted common share at December 31, 2015 was $42.33, reflecting quarterly growth of 1.8% inclusive of dividends.
Commenting on the financial results for the full year ended December 31, 2015, Validus' Chairman and CEO Ed Noonan stated:
“For the full year 2015, Validus earned $409.7 million in net operating income and generated an 11.3% net operating return on average equity. These strong results, despite competitive pressures, reflect the diversification of Validus’ business as we have shifted our mix to 46% insurance and 54% reinsurance during 2015.”

Income available to Validus by segment for the three months ended December 31, 2015 and December 31, 2014 were as follows:

	Income available to Validus for the three months ended
	December 31, 2015	December 31, 2014
	(Expressed in millions of U.S. dollars, except per share information)
Validus Re - Underwriting income	$71.3	$113.1
Talbot - Underwriting income	36.1	7.9
Western World - Underwriting income	3.8	7.8
Validus' share of PaCRe, Ltd.	(1.7)	(7.1)
Validus' share of other AlphaCat income	8.8	9.3
Validus' share of AlphaCat net income	7.1	2.2
Total segmental income (a)	118.3	131.0
Net investment income (b)	29.9	28.4
Corporate operating expenses	(42.4)	(37.4)
Eliminations and other	(0.4)	(0.1)
Net operating income available to Validus (c)	$105.4	$121.9
Net operating earnings per diluted common share available to Validus	$1.24	$1.34
Net income available to Validus (c)	$69.0	$125.9
Net earnings per diluted common share available to Validus	$0.81	$1.38
(a) Underwriting income and Validus' share of AlphaCat net income are non-GAAP measures.
(b) Net investment income is related to our managed investment portfolio. Total net investment income, inclusive of AlphaCat's non-managed portfolio is $31.6 million and $30.2 million for the three months ended December 31, 2015 and 2014, respectively.
(c) A reconciliation of net operating income available to Validus to underwriting income (loss) and net income (loss) available (attributable) to Validus, the most directly comparable GAAP measures, are presented at the end of this release.

Validus Holdings, Ltd. 29 Richmond Road, Pembroke, Bermuda HM08
Tel: +1-441.278.9000 Fax: +1-441.278.9090
www.validusholdings.com

January 2016 Reinsurance Renewals - Validus Re and AlphaCat segments
During the January 2016 renewal season, the Validus Re and AlphaCat segments underwrote $610.5 million in gross premiums written, an increase of 12.9% from the prior year renewal period. This renewal data does not include: (i) Talbot and Western World's operations as the business of each of these segments is distributed relatively evenly throughout the year and (ii) U.S. agriculture premiums from Validus Re.
Below is a table outlining the Validus Re and AlphaCat combined January 2016 renewals split by Catastrophe XOL, Per Risk and Proportional.

January 2016 Gross Premiums Written

	Validus Re segment and AlphaCat segment premium (a)
	Catastrophe XOL	Per Risk	Proportional	Total
	(Expressed in millions of U.S. dollars)
2016	$366.2	$56.4	$187.9	$610.5
2015	$317.2	$58.4	$165.3	$540.9
Increase (Decrease)	15.4%	(3.4)%	13.7%	12.9%

(a)	The renewal data above does not include intercompany eliminations between Validus Re and Talbot.

Below is a table outlining the Validus Re and AlphaCat segments' January 2016 reinsurance renewals split by line of business.

Validus Re segment premium (a)
	U.S.	International
	Property	Property	Marine	Specialty	Casualty	Total
	(Expressed in millions of U.S. dollars)
2016	$93.8	$92.3	$95.3	$138.0	$22.6	$442.0
2015	$90.0	$113.1	$126.0	$110.9	$—	$440.0
Increase (Decrease)	4.2%	(18.4)%	(24.4)%	24.4%	—%	0.5%

AlphaCat segment premium
	U.S.	International
	Property	Property	Marine	Specialty	Casualty	Total
	(Expressed in millions of U.S. dollars)
2016	$127.2	$41.3	$—	$—	$—	$168.5
2015	$53.0	$47.9	$—	$—	$—	$100.9
Increase (Decrease)	140.0%	(13.8)%	—%	—%	—%	67.0%

Validus Re segment and AlphaCat segment premium (a)
	U.S.	International
	Property	Property	Marine	Specialty	Casualty	Total
	(Expressed in millions of U.S. dollars)
2016	$221.0	$133.6	$95.3	$138.0	$22.6	$610.5
2015	$143.0	$161.0	$126.0	$110.9	$—	$540.9
Increase (Decrease)	54.5%	(17.0)%	(24.4)%	24.4%	—%	12.9%

(a)	The renewal data above does not include intercompany eliminations between Validus Re and Talbot.

Validus Holdings, Ltd. 29 Richmond Road, Pembroke, Bermuda HM08
Tel: +1-441.278.9000 Fax: +1-441.278.9090
www.validusholdings.com

This earnings release should be read in conjunction with the Company's December 31, 2015 investor financial supplement that has been posted to the Investor section of the Company's website.
Fourth Quarter 2015 Results
Highlights for the fourth quarter are as follows:

•
Gross premiums written for the three months ended December 31, 2015 were $309.6 million compared to $336.6 million for the three months ended December 31, 2014, a decrease of $27.0 million, or 8.0%. The decrease was primarily due to decreases at Validus Re and Talbot, and was partially offset by increases at Western World and AlphaCat.

•
Combined ratio for the three months ended December 31, 2015 was 78.3% which included $58.1 million of favorable loss reserve development on prior accident years, benefiting the loss ratio by 10.7 percentage points compared to a combined ratio for the three months ended December 31, 2014 of 75.6% which included $87.4 million of favorable loss reserve development on prior accident years, benefiting the loss ratio by 15.7 percentage points. The favorable development of $58.1 million for the three months ended December 31, 2015 is primarily from non-event reserves in the amount of $47.8 million. Favorable development on prior accident years from event specific reserves was $10.3 million.

•
Net operating income available to Validus for the three months ended December 31, 2015 was $105.4 million compared to $121.9 million for the three months ended December 31, 2014, a decrease of $16.5 million, or 13.5%.

•
Net income available to Validus for the three months ended December 31, 2015 was $69.0 million compared to $125.9 million for the three months ended December 31, 2014, a decrease of $56.9 million, or 45.2%.

•
Annualized return on average equity of 7.6% and annualized net operating return on average equity of 11.6% for the three months ended December 31, 2015 compared to 13.8% and 13.4%, respectively, for the three months ended December 31, 2014.

Notable and Non-Notable Loss Events
During the three months ended December 31, 2015, the Company did not incur any notable loss events, defined as consolidated losses that aggregate to a threshold greater than or equal to $30.0 million. During the three months ended December 31, 2014 there was adverse development on a previous quarter non-notable loss event, Tripoli airport, of $6.8 million. The fourth quarter adverse development caused this event to exceed the $30.0 million threshold and become a notable loss event as a result.

During the three months ended December 31, 2015, the Company did not incur any non-notable loss events, defined as consolidated losses that aggregate to a threshold greater than or equal to $15.0 million, but less than $30.0 million. The Company's loss ratio, excluding prior year development, notable loss events, and non-notable loss events for the three months ended December 31, 2015 and 2014 was 50.2% and 53.0%, respectively.
Validus Re Segment
Highlights for the fourth quarter include the following:

•
Gross premiums written for the three months ended December 31, 2015 were $14.3 million compared to $32.7 million for the three months ended December 31, 2014, a decrease of $18.4 million, or 56.2%. Gross premiums written for the three months ended December 31, 2015 included $15.6 million of property premiums, $(0.7) million of marine premiums and ($0.5) million of specialty premiums, compared to $14.0 million of property premiums, $15.3 million of marine premiums and $3.5 million of specialty premiums for the three months ended December 31, 2014. The decrease in the marine lines of $15.9 million was primarily driven by the absence of a one-time gain on the commutation of a Flagstone contract with a Lloyd's counterparty which occurred in the three months ended December 31, 2014.

Validus Holdings, Ltd. 29 Richmond Road, Pembroke, Bermuda HM08
Tel: +1-441.278.9000 Fax: +1-441.278.9090
www.validusholdings.com

•
The loss ratio for the three months ended December 31, 2015 was 43.3% compared to 25.8% for the three months ended December 31, 2014, an increase of 17.5 percentage points. The loss ratio for the three months ended December 31, 2015 included favorable loss reserve development on prior accident years of $22.6 million, benefiting the loss ratio by 9.7 percentage points. The favorable development on prior accident years from non-event reserves was $18.0 million. Favorable development on prior accident years from event specific reserves was $4.6 million. The loss ratio for the three months ended December 31, 2014 included favorable loss reserve development on prior accident years of $30.8 million, benefiting the loss ratio by 13.3 percentage points.

•	The combined ratio for the three months ended December 31, 2015 was 69.3% compared to 51.3% for the three months ended December 31, 2014, an increase of 18.0 percentage points.

•	Underwriting income for the three months ended December 31, 2015 was $71.3 million compared to $113.1 million for the three months ended December 31, 2014, a decrease of $41.7 million, or 36.9%.
Talbot Segment
Highlights for the fourth quarter include the following:

•
Gross premiums written for the three months ended December 31, 2015 were $229.7 million compared to $247.4 million for the three months ended December 31, 2014, a decrease of $17.8 million, or 7.2%. Gross premiums written for the three months ended December 31, 2015 included $73.9 million of property premiums, $60.6 million of marine premiums and $95.1 million of specialty premiums compared to $76.1 million of property premiums, $72.9 million of marine premiums and $98.4 million of specialty premiums for the three months ended December 31, 2014. The decrease in the marine premiums of $12.2 million was driven by decreases in a number of classes, but primarily the cargo class of business, due to ongoing market conditions and economic factors that have reduced new business and renewals, together with the non-recurrence of favorable adjustments in the prior year.

•
The loss ratio for the three months ended December 31, 2015 was 38.7% compared to 53.6% for the three months ended December 31, 2014, a decrease of 14.9 percentage points. The loss ratio for the three months ended December 31, 2015 included favorable loss reserve development on prior accident years of $23.1 million, benefiting the loss ratio by 11.3 percentage points. The favorable development on prior accident years is primarily from non-event reserves in the amount of $19.3 million. Favorable development on prior accident years from event specific reserves was $3.8 million. The loss ratio for the three months ended December 31, 2014 included favorable loss reserve development on prior accident years of $42.0 million, benefiting the loss ratio by 19.0 percentage points.

•	The combined ratio for the three months ended December 31, 2015 was 82.5% compared to 96.8% for the three months ended December 31, 2014, a decrease of 14.3 percentage points.

•	Underwriting income for the three months ended December 31, 2015 was $36.1 million compared to $7.9 million for the three months ended December 31, 2014, an increase of $28.2 million.
Western World Segment
Highlights for the fourth quarter include the following:

•
Gross premiums written for the three months ended December 31, 2015 were $71.1 million compared to $65.2 million for the three months ended December 31, 2014, an increase of $5.9 million, or 9.0%. Gross premiums written for the three months ended December 31, 2015 included $13.9 million of property premiums and $57.2 million of liability premiums, compared to $10.0 million of property premiums and $55.3 million of liability premiums for the three months ended December 31, 2014.

•
The loss ratio for the three months ended December 31, 2015 was 54.7% compared to 69.9% for the three months ended December 31, 2014, a decrease of 15.2 percentage points. The loss ratio for the three months ended December 31, 2015

Validus Holdings, Ltd. 29 Richmond Road, Pembroke, Bermuda HM08
Tel: +1-441.278.9000 Fax: +1-441.278.9090
www.validusholdings.com

included favorable loss reserve development on prior accident years on non-event reserves in the amount of $7.3 million, benefiting the loss ratio by 11.9 percentage points. Of this, $2.3 million or 3.8 percentage points arose from the amortization of the risk premium adjustment accounted for at the time of the acquisition of Western World. The loss ratio for the three months ended December 31, 2014 included favorable loss reserve development on prior accident years of $11.2 million, benefiting the loss ratio by 15.4 percentage points. Of this, $4.6 million or 6.3 percentage points arose from the amortization of the risk premium adjustment accounted for at the time of the acquisition of Western World.

•	The combined ratio for the three months ended December 31, 2015 was 94.3% compared to 89.7% for the three months ended December 31, 2014, an increase of 4.6 percentage points.

•	Underwriting income for the three months ended December 31, 2015 was $3.8 million compared to $7.8 million for the three months ended December 31, 2014, a decrease of $4.0 million, or 51.8%.
AlphaCat Segment
Highlights for the fourth quarter include the following:

•
AlphaCat's assets under management were $2,386.2 million as at January 1, 2016, compared to $2,238.6 million as at October 1, 2015. Third party assets under management were $2,059.5 million as at January 1, 2016, compared to $1,877.4 million as at October 1, 2015. During the three months ended December 31, 2015, a total of $662.7 million of capital was raised, of which $629.2 million was raised from third parties, while $470.3 million was returned to PaCRe investors, including $423.3 million to third parties, as this entity was off risk as of January 1, 2016.

•
Management fees earned for the three months ended December 31, 2015 were $6.3 million, of which $1.3 million were earned from related parties, compared to $5.9 million for the three months ended December 31, 2014, of which $1.4 million were earned from related parties. The increase of $0.4 million in management fees between periods was driven by an increase in assets under management.

•
Total expenses for the three months ended December 31, 2015 were $3.4 million, compared to $4.0 million for the three months ended December 31, 2014, a decrease of $0.6 million. Included within the expenses for the three months ended December 31, 2015 was $0.1 million of non-recurring finance expenses related to the raising of third party capital.

•
Income before investment income from AlphaCat Funds and Sidecars for the three months ended December 31, 2015 was $2.9 million, compared to $1.9 million for the three months ended December 31, 2014, an increase of $1.0 million.

•
Investment income from AlphaCat Funds and Sidecars for the three months ended December 31, 2015 was $5.9 million, compared to $7.4 million for the three months ended December 31, 2014, a decrease of $1.4 million.

•	Validus' share of PaCRe's net loss for the three months ended December 31, 2015 was $1.7 million, compared to $7.1 million for the three months ended December 31, 2014, a decrease of $5.4 million.

•
Validus' share of AlphaCat's net income for the three months ended December 31, 2015 was $7.1 million, compared to $2.2 million for the three months ended December 31, 2014, an increase of $4.9 million. Excluding Validus' share of PaCRe's net loss, Validus' share of AlphaCat income for the three months ended December 31, 2015 was $8.8 million, compared to $9.3 million for the three months ended December 31, 2014, a decrease of $0.4 million.

Validus Holdings, Ltd. 29 Richmond Road, Pembroke, Bermuda HM08
Tel: +1-441.278.9000 Fax: +1-441.278.9090
www.validusholdings.com

Investments
Highlights on our managed portfolio for the fourth quarter include the following:

•	Net investment income for the three months ended December 31, 2015 was $29.9 million compared to $28.4 million for the three months ended December 31, 2014, an increase of $1.4 million, or 5.1%.

•
Net realized losses on investments for the three months ended December 31, 2015 were $3.4 million compared to gains of $6.2 million for the three months ended December 31, 2014, a decrease of $9.6 million.

•
The change in net unrealized losses on investments for the three months ended December 31, 2015 was $34.5 million compared to $1.5 million for the three months ended December 31, 2014, a decrease of $33.0 million.

Corporate Operating Expenses
Highlights for the fourth quarter include the following:

•
General and administrative expenses for the three months ended December 31, 2015, were $24.2 million compared to $19.7 million for the three months ended December 31, 2014, an increase of $4.5 million or 23.0%.

•	Share compensation expenses for the three months ended December 31, 2015 were $3.5 million compared to $3.0 million for the three months ended December 31, 2014, an increase of $0.5 million or 17.1%.
Full Year 2015 Results
Highlights for the full year include the following(a):

•	Gross premiums written for the year ended December 31, 2015 were $2,557.5 million compared to $2,358.9 million for the year ended December 31, 2014, an increase of $198.6 million, or 8.4%.

•
Combined ratio for the year ended December 31, 2015 was 79.7% which included $306.1 million of favorable loss reserve development on prior accident years, benefiting the loss ratio by 13.6 percentage points compared to a combined ratio for the year ended December 31, 2014 of 73.6% which included $259.2 million of favorable loss reserve development on prior accident years, benefiting the loss ratio by 13.0 percentage points.

•
Net operating income available to Validus for the year ended December 31, 2015 was $409.7 million compared to $480.8 million for the year ended December 31, 2014, a decrease of $71.0 million, or 14.8%.

•	Net income available to Validus for the year ended December 31, 2015 was $374.9 million compared to $480.0 million for the year ended December 31, 2014, a decrease of $105.1 million, or 21.9%.

•
Return on average equity of 10.3% and net operating return on average equity of 11.3% for the year ended December 31, 2015 compared to 13.0% and 13.1%, respectively, for the year ended December 31, 2014.

(a)Year ended 2014 comparative results include the results of Western World that were consolidated from the October 2, 2014 date of acquisition.

Validus Holdings, Ltd. 29 Richmond Road, Pembroke, Bermuda HM08
Tel: +1-441.278.9000 Fax: +1-441.278.9090
www.validusholdings.com

Shareholders' Equity and Capitalization
As at December 31, 2015, total shareholders' equity was $3.8 billion including $154.7 million of noncontrolling interest. Shareholders' equity available to Validus was $3.6 billion as at December 31, 2015. Book value per diluted common share was $42.33 at December 31, 2015, compared to $41.89 at September 30, 2015. Book value per diluted common share is a non-GAAP financial measure. A reconciliation of this measure to book value per common share is presented at the end of this release.
Total capitalization available to Validus at December 31, 2015 was $4.4 billion, including $537.7 million of junior subordinated deferrable debentures and $245.2 million of senior notes. Total capitalization at December 31, 2015 was $5.7 billion, including $1.1 billion of redeemable noncontrolling interest and $154.7 million of noncontrolling interest.
Share Repurchases
For the three months ended December 31, 2015, the number of shares repurchased by the Company was 1.2 million. The share repurchases made during the three months ended December 31, 2015 resulted in a dilutive impact on book value per diluted common share of $0.05 for the quarter. A summary of the share repurchases made to date under the Company’s previously announced share repurchase program is as follows:

	Share Repurchase Activity (Expressed in thousands of U.S. dollars except for share and per share information)
	As at September 30, 2015				Quarter ended
Effect of share repurchases:	(cumulative)	October	November	December	December 31, 2015
Aggregate purchase price (a)	$2,435,218	$—	$42,547	$13,966	$56,513
Shares repurchased	74,797,775	—	937,985	295,520	1,233,505
Average price (a)	$32.56	$—	$45.36	$47.26	$45.81

	Share Repurchase Activity (Expressed in thousands of U.S. dollars except for share and per share information)
Effect of share repurchases:	As at December 31, 2015	As at January 27, 2016	Cumulative to Date Effect
Aggregate purchase price (a)	$2,491,731	$16,167	$2,507,898
Shares repurchased	76,031,280	369,146	76,400,426
Average price (a)	$32.77	$43.80	$32.83
(a) Share transactions are on a trade date basis through January 27, 2016 and are inclusive of commissions.  Average share price is rounded to two decimal places.
Conference Call
The Company will host a conference call for analysts and investors on January 29, 2016 at 10:00 AM (Eastern) to discuss the fourth quarter and full year 2015 financial results and related matters. The conference call may be accessed by dialing 1-866-440-4674 (toll-free U.S.) or 1-704-908-0454 (international) and entering the passcode 9067 9492. Those who intend to participate in the conference call should register at least ten minutes in advance to ensure access to the call. A telephone replay of the conference call will be available through February 12, 2016, by dialing 1-855-859-2056 (toll-free U.S.) or 1-404-537-3406 (international) and entering the passcode 9067 9492.
This conference call will also be available through a live audio webcast accessible through the Investor Relations section of the Company's website located at www.validusholdings.com. A replay of the webcast will be available at the Investor Relations section of the Company's website through February 12, 2016. In addition, a financial supplement relating to the Company's financial results for the three months and year ended December 31, 2015 is available in the Investor Relations section of the Company's website.

Validus Holdings, Ltd. 29 Richmond Road, Pembroke, Bermuda HM08
Tel: +1-441.278.9000 Fax: +1-441.278.9090
www.validusholdings.com

About Validus Holdings, Ltd.
Validus Holdings, Ltd. ("Validus") is a holding company for reinsurance and insurance operating companies and investment advisors including Validus Reinsurance, Ltd. (“Validus Re”), Talbot Holdings Ltd. (“Talbot”), Western World Insurance Group, Inc. (“Western World”) and AlphaCat Managers, Ltd. (“AlphaCat”).
Validus Re is a Bermuda based reinsurer focused on short-tail lines of reinsurance. Talbot is the Bermuda parent of the specialty insurance group primarily operating within the Lloyd's insurance market through Syndicate 1183. Western World is a U.S. specialty lines insurance company focused on excess and surplus lines. AlphaCat is a Bermuda based investment adviser managing capital for third parties and Validus in insurance linked securities and other property catastrophe reinsurance investments.

Contacts:

Investors:	Media:

Validus Holdings, Ltd.	Brunswick Group

Investor.Relations@validusholdings.com	Radina Russell / Josh Gerth

+1-441-278-9000	+1-212-333-3810

Validus Holdings, Ltd. 29 Richmond Road, Pembroke, Bermuda HM08
Tel: +1-441.278.9000 Fax: +1-441.278.9090
www.validusholdings.com

Validus Holdings, Ltd.
Consolidated Balance Sheets - Unaudited
As at December 31, 2015 and December 31, 2014
(Expressed in thousands of U.S. dollars, except share and per share information)

	December 31, 2015	December 31, 2014 (a)

Assets
Fixed maturities, at fair value (amortized cost: 2015—$5,556,900; 2014—$5,546,994)	$5,510,331	$5,545,231
Short-term investments, at fair value (amortized cost: 2015—$1,941,615; 2014—$1,501,360)	1,941,635	1,501,212
Other investments, at fair value (cost: 2015—$315,963; 2014—$320,476)	336,856	334,685
Cash and cash equivalents	723,109	550,401
Restricted cash	73,270	173,003
Total investments and cash	8,585,201	8,104,532
Investments in affiliates	88,065	114,450
Premiums receivable	658,682	706,467
Deferred acquisition costs	181,002	161,022
Prepaid reinsurance premiums	77,992	82,947
Securities lending collateral	4,863	470
Loss reserves recoverable	350,586	377,466
Paid losses recoverable	23,071	38,078
Income taxes recoverable	16,228	—
Deferred tax asset	21,661	23,821
Receivable for investments sold	39,766	18,318
Intangible assets	121,258	126,924
Goodwill	196,758	195,897
Accrued investment income	23,897	24,865
Other assets	126,782	137,307
Total assets	$10,515,812	$10,112,564

Liabilities
Reserve for losses and loss expenses	$2,996,567	$3,243,147
Unearned premiums	966,210	989,229
Reinsurance balances payable	75,380	129,071
Securities lending payable	5,329	936
Deferred tax liability	3,847	5,541
Payable for investments purchased	77,475	68,574
Accounts payable and accrued expenses	627,331	395,178
Notes payable to AlphaCat investors	75,493	—
Senior notes payable	245,161	244,960
Debentures payable	537,668	539,277
Total liabilities	5,610,461	5,615,913

Commitments and contingent liabilities
Redeemable noncontrolling interest	1,111,714	617,791

Shareholders' equity
Common shares, 571,428,571 authorized, par value $0.175 (Issued: 2015—160,570,772; 2014—155,554,224; Outstanding: 2015—82,900,617; 2014—83,869,845)	28,100	27,222
Treasury shares (2015—77,670,155; 2014—71,684,379)	(13,592)	(12,545)
Additional paid-in-capital	1,002,980	1,207,493
Accumulated other comprehensive (loss)	(12,569)	(8,556)
Retained earnings	2,634,056	2,372,972
Total shareholders' equity available to Validus	3,638,975	3,586,586

Noncontrolling interest	154,662	292,274

Total shareholders' equity	3,793,637	3,878,860

Total liabilities, noncontrolling interests and shareholders' equity	$10,515,812	$10,112,564
Notes:
(a) During the fourth quarter of 2015, the Company early adopted Accounting Standards Update 2015-02, “Consolidation (Topic 810): Amendments to the Consolidation Analysis” issued by the United States Financial Accounting Standards Board (“FASB”). The impact on the Company's cumulative retained earnings was a gain of $405.

Validus Holdings, Ltd. 29 Richmond Road, Pembroke, Bermuda HM08
Tel: +1-441.278.9000 Fax: +1-441.278.9090
www.validusholdings.com

Validus Holdings, Ltd.
Non-GAAP Financial Measures Reconciliation
Book Value per Common Share, Book Value per Diluted Common Share and Book Value per Diluted Common Share plus Accumulated Dividends
As at December 31, 2015 and December 31, 2014
(Expressed in thousands of U.S. dollars, except share and per share information)

	As at December 31, 2015
	Equity Amount	Shares	Exercise Price (a)	Book Value Per Share
Book value per common share
Total shareholders' equity available to Validus	$3,638,975	82,900,617		$43.90

Tangible book value per common share				40.06

Book value per diluted common share
Total shareholders' equity available to Validus	3,638,975	82,900,617
Assumed exercise of outstanding warrants (b)	—	—	$—
Assumed exercise of outstanding stock options (b)	1,319	65,401	$20.17
Unvested restricted shares	—	3,026,376
Book value per diluted common share	$3,640,294	85,992,394		$42.33
Adjustment for accumulated dividends				10.16
Book value per diluted common share plus accumulated dividends				$52.49

Tangible book value per diluted common share				38.63

	As at December 31, 2014
	Equity Amount	Shares	Exercise Price (a)	Book Value Per Share
Book value per common share
Total shareholders' equity available to Validus	$3,586,586	83,869,845		$42.76

Tangible book value per common share				38.91

Book value per diluted common share
Total shareholders' equity available to Validus	3,586,586	83,869,845
Assumed exercise of outstanding warrants (b)	90,950	5,174,114	$17.58
Assumed exercise of outstanding stock options (b)	20,581	1,160,057	$17.74
Unvested restricted shares	—	3,068,564
Book value per diluted common share	$3,698,117	93,272,580		$39.65
Adjustment for accumulated dividends				8.88
Book value per diluted common share plus accumulated dividends				$48.53

Tangible book value per diluted common share				36.19

Notes:
(a) Weighted average exercise price for those warrants and stock options that have an exercise price lower than book value per share.
(b) Using the "as-if-converted" method, assuming all proceeds received upon exercise of warrants and stock options will be retained by the Company and the resulting common shares from exercise remain outstanding.

Validus Holdings, Ltd. 29 Richmond Road, Pembroke, Bermuda HM08
Tel: +1-441.278.9000 Fax: +1-441.278.9090
www.validusholdings.com

Validus Holdings, Ltd.
Consolidated Statements of Operations - Unaudited
For the three months and year ended December 31, 2015 and 2014
(Expressed in thousands of U.S. dollars, except share and per share information)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014 (a)	2015	2014 (a)
Underwriting income
Gross premiums written	$309,605	$336,643	$2,557,506	$2,358,865
Reinsurance premiums ceded	(33,128)	(33,623)	(328,681)	(313,208)
Net premiums written	276,477	303,020	2,228,825	2,045,657
Change in unearned premiums	266,823	253,621	18,064	(52,602)
Net premiums earned	543,300	556,641	2,246,889	1,993,055
Other insurance related income	969	1,544	6,113	3,472
Underwriting revenues	544,269	558,185	2,253,002	1,996,527

Underwriting deductions
Losses and loss expenses	214,748	223,723	977,833	765,015
Policy acquisition costs	102,285	89,307	410,058	339,467
General and administrative expenses	98,563	99,173	363,709	329,362
Share compensation expenses	10,062	8,821	38,341	33,073
Total underwriting deductions	425,658	421,024	1,789,941	1,466,917

Underwriting income	$118,611	$137,161	$463,061	$529,610

Net investment income	31,612	30,169	127,824	100,086
Finance expenses	(16,581)	(17,605)	(74,742)	(68,324)
Operating income before taxes, income from operating affiliates and (income) attributable to AlphaCat investors	$133,642	$149,725	$516,143	$561,372
Tax benefit (expense)	756	243	(6,376)	(155)
(Loss) from operating affiliates	(1,708)	(7,077)	(3,949)	(4,340)
(Income) attributable to AlphaCat investors	(974)	—	(2,412)	—
Net operating income	$131,716	$142,891	$503,406	$556,877

Net realized (losses) gains on investments	(2,928)	6,902	2,298	14,917
Change in net unrealized (losses) on investments	(34,862)	(2,040)	(32,395)	(2,842)
(Loss) income from investment affiliate	(1,261)	530	4,281	8,411
Foreign exchange gains (losses)	797	3,674	(8,731)	(12,181)
Other income (loss)	1,576	(770)	(1,002)	(2,243)
Transaction expenses (b)	—	(4,695)	—	(8,096)
Net income	$95,038	$146,492	$467,857	$554,843

Net (income) attributable to noncontrolling interest	(25,996)	(20,584)	(92,964)	(74,880)

Net income available to Validus	$69,042	$125,908	$374,893	$479,963

Selected ratios:
Net premiums written / Gross premiums written	89.3%	90.0%	87.1%	86.7%

Losses and loss expenses	39.5%	40.2%	43.5%	38.4%

Policy acquisition costs	18.8%	16.0%	18.3%	17.0%
General and administrative expenses (c)	20.0%	19.4%	17.9%	18.2%
Expense ratio	38.8%	35.4%	36.2%	35.2%

Combined ratio	78.3%	75.6%	79.7%	73.6%
Notes:
(a) During the fourth quarter of 2015, the Company early adopted Accounting Standards Update 2015-02, “Consolidation (Topic 810): Amendments to the Consolidation Analysis” issued by the United States Financial Accounting Standards Board (“FASB”).
(b) The transaction expenses relate to costs incurred in connection with the acquisition of Western World Insurance Group, Inc. (“Western World”), which was completed on October 2, 2014. Western World results have been included in the Company's consolidated results from October 2, 2014. Transaction expenses are primarily comprised of legal, financial advisory and audit related services.
(c) The general and administrative expense ratio includes share compensation expenses.

Validus Holdings, Ltd. 29 Richmond Road, Pembroke, Bermuda HM08
Tel: +1-441.278.9000 Fax: +1-441.278.9090
www.validusholdings.com

Validus Holdings, Ltd.
Non-GAAP Financial Measures Reconciliation
Underwriting Income, Net Operating Income available to Validus, Net Operating Income per share available to Validus and Annualized Net Operating Return on Average Equity
For the three months and year ended December 31, 2015 and 2014
(Expressed in thousands of U.S. dollars, except share and per share information)

	Three Months Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
Net income available to Validus	$69,042	$125,908	$374,893	$479,963
Adjustments for:
Net realized losses (gains) on investments	2,928	(6,902)	(2,298)	(14,917)
Change in net unrealized losses on investments	34,862	2,040	32,395	2,842
Loss (income) from investment affiliate	1,261	(530)	(4,281)	(8,411)
Foreign exchange (gains) losses	(797)	(3,674)	8,731	12,181
Other (income) loss	(1,576)	770	1,002	2,243
Transaction expenses (a)	—	4,695	—	8,096
Net (loss) attributable to noncontrolling interest	(325)	(433)	(693)	(1,235)
Net operating income available to Validus	$105,395	$121,874	$409,749	$480,762
Net investment income	(31,612)	(30,169)	(127,824)	(100,086)
Finance expenses	16,581	17,605	74,742	68,324
Tax (benefit) expense	(756)	(243)	6,376	155
Loss from operating affiliates	1,708	7,077	3,949	4,340
Income attributable to AlphaCat investors	974	—	2,412	—
Net operating income attributable to noncontrolling interest	26,321	21,017	93,657	76,115
Underwriting income	$118,611	$137,161	$463,061	$529,610

Net operating income available to Validus	105,395	121,874	409,749	480,762
Less: Dividends and distributions declared on outstanding warrants	—	(1,552)	(3,566)	(6,208)
Net operating income available to Validus, adjusted	$105,395	$120,322	$406,183	$474,554

Net income per share available to Validus - diluted	$0.81	$1.38	$4.34	$5.07
Adjustments for:
Net realized losses (gains) on investments	0.03	(0.08)	(0.03)	(0.16)
Change in net unrealized losses on investments	0.42	0.02	0.38	0.03
Loss (income) from investment affiliate	0.01	—	(0.05)	(0.09)
Foreign exchange (gains) losses	(0.01)	(0.04)	0.10	0.13
Other (income) loss	(0.02)	0.01	0.01	0.02
Transaction expenses (a)	—	0.05	—	0.09
Net (loss) attributable to noncontrolling interest	—	—	(0.01)	(0.01)
Net operating income per share available to Validus - diluted	$1.24	$1.34	$4.74	$5.08

Weighted average number of common shares and common share equivalents	85,181,258	90,948,156	86,426,760	94,690,271

Average shareholders' equity available to Validus	$3,641,970	$3,643,812	$3,641,920	$3,683,029

Annualized net operating return on average equity	11.6%	13.4%	11.3%	13.1%
Notes:
(a) The transaction expenses relate to costs incurred in connection with the acquisition of Western World Insurance Group, Inc. (“Western World”), which was completed on October 2, 2014. Western World results have been included in the Company's consolidated results from October 2, 2014. Transaction expenses are primarily comprised of legal, financial advisory and audit related services.

Validus Holdings, Ltd. 29 Richmond Road, Pembroke, Bermuda HM08
Tel: +1-441.278.9000 Fax: +1-441.278.9090
www.validusholdings.com

Validus Holdings, Ltd.
Segment Information
For the three months and year ended December 31, 2015 and 2014
(Expressed in thousands of U.S. dollars, except share and per share information)

Validus Re Segment	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Underwriting income
Gross premiums written	$14,349	$32,741	$1,126,759	$1,118,532
Reinsurance premiums ceded	(87)	2,018	(149,088)	(163,678)
Net premiums written	14,262	34,759	977,671	954,854
Change in unearned premiums	217,652	195,701	12,542	(37,570)
Net premiums earned	231,914	230,460	990,213	917,284
Other insurance related income	257	774	3,575	3,159
Underwriting revenues	232,171	231,234	993,788	920,443

Underwriting deductions
Losses and loss expenses	100,485	59,442	457,976	307,290
Policy acquisition costs	37,478	35,123	166,387	141,670
General and administrative expenses	20,174	20,982	78,428	74,739
Share compensation expenses	2,685	2,613	10,350	9,739
Total underwriting deductions	160,822	118,160	713,141	533,438

Underwriting income	$71,349	$113,074	$280,647	$387,005

Talbot Segment	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Underwriting income
Gross premiums written	$229,687	$247,446	$1,018,835	$1,101,770
Reinsurance premiums ceded	(34,752)	(38,096)	(198,896)	(192,211)
Net premiums written	194,935	209,350	819,939	909,559
Change in unearned premiums	8,985	11,873	18,152	(29,785)
Net premiums earned	203,920	221,223	838,091	879,774
Other insurance related income	287	711	851	1,095
Underwriting revenues	204,207	221,934	838,942	880,869

Underwriting deductions
Losses and loss expenses	78,810	118,546	347,322	423,394
Policy acquisition costs	46,197	48,779	187,535	187,162
General and administrative expenses	39,965	43,797	155,306	150,828
Share compensation expenses	3,178	2,912	12,373	11,346
Total underwriting deductions	168,150	214,034	702,536	772,730

Underwriting income	$36,057	$7,900	$136,406	$108,139

Western World Segment	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Underwriting income
Gross premiums written	$71,132	$65,235	$278,504	$65,235
Reinsurance premiums ceded	(5,487)	(6,428)	(18,877)	(6,428)
Net premiums written	65,645	58,807	259,627	58,807
Change in unearned premiums	(3,925)	14,189	(977)	14,189
Net premiums earned	61,720	72,996	258,650	72,996
Other insurance related income	257	264	1,044	264
Underwriting revenues	61,977	73,260	259,694	73,260

Underwriting deductions
Losses and loss expenses	33,780	51,035	171,878	51,035
Policy acquisition costs	14,298	3,169	41,408	3,169
General and administrative expenses	9,578	11,121	38,715	11,121
Share compensation expenses	558	135	2,083	135
Total underwriting deductions	58,214	65,460	254,084	65,460

Underwriting income	$3,763	$7,800	$5,610	$7,800

Validus Holdings, Ltd. 29 Richmond Road, Pembroke, Bermuda HM08
Tel: +1-441.278.9000 Fax: +1-441.278.9090
www.validusholdings.com

Validus Holdings, Ltd.
Segment Information
For the three months and year ended December 31, 2015 and 2014
(Expressed in thousands of U.S. dollars, except share and per share information)

AlphaCat Segment

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Revenue - management fees
Third party	$5,039	$4,471	$19,661	$18,667
Related party	1,251	1,439	5,309	7,467
Total revenue	6,290	5,910	24,970	26,134

Expenses
General and administrative expenses	3,232	2,259	12,115	10,134
Share compensation expenses	140	171	580	501
Finance expenses	53	1,617	9,312	3,417
Foreign exchange (gains)	(7)	(11)	(16)	(20)
Total expenses	3,418	4,036	21,991	14,032

Income before investments from AlphaCat Funds and Sidecars	2,872	1,874	2,979	12,102

Investment income (loss) from AlphaCat Funds and Sidecars (a)
AlphaCat Re & Master Fund	—	—	—	(1,377)
AlphaCat Sidecars	1,618	3,018	5,504	10,525
AlphaCat ILS Funds	3,857	4,407	15,919	16,728
BetaCat ILS Funds	461	(51)	1,702	(51)
PaCRe	(1,708)	(7,077)	(3,949)	(4,340)
Total investment income from AlphaCat Funds and Sidecars	4,228	297	19,176	21,485

Validus' share of AlphaCat income	$7,100	$2,171	$22,155	$33,587

Notes:
(a) All investments in AlphaCat Funds and Sidecars are presented in accordance with the equity method of accounting.

Corporate and Investments

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Investment income
Net investment income	$29,885	$28,437	$121,166	$95,800

Operating expenses
General and administrative expenses	(24,222)	(19,694)	(75,724)	(80,210)
Share compensation expenses	(3,501)	(2,990)	(12,955)	(11,352)
Finance expenses	(15,448)	(14,968)	(61,071)	(60,309)
Tax expenses	756	243	(6,376)	(155)
Total operating expenses	(42,415)	(37,409)	(156,126)	(152,026)

Other items
Net realized (losses) gains on investments	(3,353)	6,197	1,698	12,160
Change in net unrealized (losses) on investments	(34,515)	(1,470)	(32,007)	(1,030)
(Loss) income from investment affiliate	(1,261)	530	4,281	8,411
Foreign exchange gains (losses)	852	3,857	(8,172)	(10,700)
Other income (loss)	1,576	(770)	(1,002)	(2,243)
Transaction expenses (b)	—	(4,695)	—	(8,096)
Total other items	(36,701)	3,649	(35,202)	(1,498)

Total corporate and investments	$(49,231)	$(5,323)	$(70,162)	$(57,724)

Notes:
(b) The transaction expenses relate to costs incurred in connection with the acquisition of Western World Insurance Group, Inc. (“Western World”), which was completed on October 2, 2014. Western World results have been included in the Company's consolidated results from October 2, 2014. Transaction expenses are primarily comprised of legal, financial advisory and audit related services.

Validus Holdings, Ltd. 29 Richmond Road, Pembroke, Bermuda HM08
Tel: +1-441.278.9000 Fax: +1-441.278.9090
www.validusholdings.com

Cautionary Note Regarding Forward-Looking Statements
This press release may include forward-looking statements, both with respect to the Company and its industry, that reflect our current views with respect to future events and financial performance. Statements that include the words "expect", "intend", "plan", "believe", "project", "anticipate", "will", "may" and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond the Company's control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) unpredictability and severity of catastrophic events; 2) rating agency actions; 3) adequacy of Validus' risk management and loss limitation methods; 4) cyclicality of demand and pricing in the insurance and reinsurance markets; 5) statutory or regulatory developments including tax policy, reinsurance and other regulatory matters; 6) Validus' ability to implement its business strategy during "soft" as well as "hard" markets; 7) adequacy of Validus' loss reserves; 8) continued availability of capital and financing; 9) retention of key personnel; 10) competition; 11) potential loss of business from one or more major insurance or reinsurance brokers; 12) Validus' ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 13) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 14) the integration of businesses Validus may acquire or new business ventures Validus may start; 15) the effect on Validus' investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 16) acts of terrorism or outbreak of war; and 17) availability of reinsurance and retrocessional coverage, as well as management's response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Validus' most recent reports on Form 10-K and Form 10-Q and other documents of the Company on file with or furnished to the U.S. Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Validus will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Validus or its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Financial Measures
In presenting the Company's results, management has included and discussed certain schedules containing net operating income (loss), net operating income (loss) available (attributable) to Validus, net operating income (loss) per share, underwriting income (loss), annualized net operating return on average equity, book value per diluted common share and book value per diluted common share plus accumulated dividends that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. A reconciliation of underwriting income and net operating income (loss) available (attributable) to Validus to net income (loss) available (attributable) to Validus, the most comparable U.S. GAAP financial measure, is presented in the section above entitled “Underwriting Income, Net Operating Income available to Validus, Net Operating Income per share available to Validus and Annualized Net Operating Return on Average Equity”. A reconciliation of underwriting income and operating income to net income, the most comparable U.S. GAAP financial measure, is presented in the “Consolidated Statements of Operations” above.
The AlphaCat segment information is presented as an asset manager view and therefore is considered non-GAAP.
Underwriting income indicates the performance of the Company's core underwriting segments, excluding revenues and expenses such as net investment income (loss), finance expenses, net realized and change in unrealized gains (losses) on investments, foreign exchange gains (losses), other income (loss) and transaction expenses. The Company believes the reporting of underwriting income enhances the understanding of our results by highlighting the underlying profitability of the Company's core insurance and reinsurance business. Underwriting profitability is influenced significantly by earned premium growth, adequacy of the Company's pricing and loss frequency and severity.

Validus Holdings, Ltd. 29 Richmond Road, Pembroke, Bermuda HM08
Tel: +1-441.278.9000 Fax: +1-441.278.9090
www.validusholdings.com

Underwriting profitability over time is also influenced by the Company's underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through its management of acquisition costs and other underwriting expenses. The Company believes that underwriting income provides investors with a valuable measure of profitability derived from underwriting activities.
Net operating income (loss), a non-GAAP financial measure, is defined as net income (loss) excluding net realized and change in net unrealized gains (losses) on investments, income (loss) from investment affiliate, foreign exchange gains (losses), other income (loss) and non-recurring items. Net operating income (loss) available (attributable) to Validus is defined as above, but excludes income (loss) available (attributable) to noncontrolling interest. Reconciliations of these measures to net income (loss)and net income (loss) available (attributable) to Validus, the most directly comparable GAAP measures, are presented at the end of this release.
Annualized net operating return on average equity is presented in the section above entitled “Underwriting Income, Net Operating Income available to Validus, Net Operating Income per share available to Validus and Annualized Net Operating Return on Average Equity.” A reconciliation of book value per diluted common share and book value per diluted common share plus accumulated dividends to book value per common share, the most comparable U.S. GAAP financial measure, is presented in the section above entitled “Book Value per Common Share, Book Value per Diluted Common Share and Book Value per Diluted Common Share plus Accumulated Dividends.” Net operating income (loss) is calculated based on net income (loss) excluding net realized gains (losses) on investments, change in net unrealized gains (losses) on investments, foreign exchange gains (losses), other income (loss), income (loss) from investment affiliates and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business. Net operating income (loss) available (attributable) to Validus is defined as net operating income (loss) as defined above, but excluding income (loss) available (attributable) to noncontrolling interest.

Validus Holdings, Ltd. 29 Richmond Road, Pembroke, Bermuda HM08
Tel: +1-441.278.9000 Fax: +1-441.278.9090
www.validusholdings.com